FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
              FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
                     A series of First Investors Series Fund
                        Supplement dated October 9, 1998
                       to Prospectus dated April 30, 1998

1. Item No. (7) under "How to Buy Shares-Waivers of Class A Sales Charges" on page 16 should read as follows:

(7) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after November 14, 1998 from the 3rd Fund of First Investors U.S. Government Plus Fund;

2. The following sentence replaces the last two sentences of the last paragraph under "Dividends and Other Distributions" on page 25:

Any subsequent dividend or other distribution will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.

3. The following should replace the first paragraph under "Management-Portfolio Managers" on page 23:

Clark D. Wagner is the Portfolio Manager of the Tax Exempt Funds and certain other First Investors funds. Mr. Wagner joined FIMCO in 1991 as Portfolio Manager for the Tax Exempt Funds and certain other First Investors funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

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